CERTIFICATE OF INCORPORATION

                               OF

               ROANOKE ELECTRIC STEEL CORPORATION


          This is to certify that we, the undersigned, desire to and do hereby associate to establish a corporation under the provisions and subject to the requirements of the laws in such cases made and provided, and we, by this our certificate of incorporation, set forth as follows:

                                I
          The name of the Corporation is to be
           ROANOKE ELECTRIC STEEL CORPORATION

                               II
          The principal office of the Corporation is to be located in the County of Roanoke, Virginia. The post office address is to be Roanoke, Virginia.

                               III
          The purposes for which the Corporation is formed are as follows:
          (1) To manufacture, buy, sell or otherwise deal or traffic in iron, steel, manganese, nickel, copper, coal, coke, or other metals or minerals.

          (2) To acquire, own, lease, occupy, use, develop or deal in, any lands containing coal, iron, manganese, nickel, copper, or other minerals, and to mine or otherwise extract or to remove such minerals.

          (3) To apply for, obtain, register, purchase, lease or otherwise to acquire, and to hold, use, own, exercise, develop, operate and introduce, and to sell, assign, grant licenses in respect to, or otherwise dispose of, any trade-marks, trade-names, patents or inventions, improvements or processes used in connection with or secured under letters patent of the United States or elsewhere in relation to any of the other purposes herein stated, and to acquire, use, exercise, or otherwise turn to gain licenses in respect of any such trade-marks, patents, inventions, processes and the like, or any such property or rights.

          (4)  To acquire by purchase, subscription or
               otherwise, and to invest in, hold or dispose of stocks, bonds, securities or other obligations of any other corporation or corporations; domestic or foreign, and while owner of any such stocks, bonds, securities or other obligations to exercise all the rights, powers and privileges of ownership, including the right to vote thereon for any and all purposes; and to do any acts or things for the preservation, protection, improvement or enhancement of the value of any such stocks, bonds, securities or obligations.

          (5) To borrow money; to issue bonds, debentures or obligations of the corporation from time to time, for monies borrowed or in payment for property purchased or for any of the other obligations or purposes of the corporation; to secure the same by mortgage or mortgages or deed or deeds of trust upon or pledge of any or all of the property, rights, privileges, or franchises of the corporation, wheresoever situated, acquired or to be acquired; and to sell or otherwise dispose of any or all such bonds, debentures, and obligations; provided, that no bonded indebtedness, or increase in bonded indebtedness, secured by a lien on any of the property or franchises of the Corporation, shall be created until the creation or increase of such indebtedness be sanctioned by a vote in person or by proxy of a majority in amount of all the stockholders having voting power, present or represented and voting, at a meeting of the stockholders called by the Board of Directors for that purpose pursuant to notice according to law; provided further, that no approval of or submission to the stockholders shall be required for any notes or bonds given for deferred installments of the purchase price of property and secured by deeds of trust, mortgages, or other liens on the property of the Corporation.

          (6) To conduct its business in all or any of its branches in the State of Virginia and in other states of the United States of America, and in the territories and the District of Columbia, and in any or all dependencies, colonies, or possessions of the United States of America and in foreign countries, and for or in connection with such business, to hold, possess, purchase, mortgage and convey real and personal property and to maintain offices and agencies either within or without the State of Virginia.

          IN GENERAL, to do any or all of the things and exercise all of the powers hereinabove set forth to the same extent, within the limits of the law pertaining to corporations, as natural persons might or could do and in any part of the world, as principals, agents, contractors, or otherwise, either alone or in company with others, and to carry on any other business connected with the above set forth general purposes consistent with the powers conferred upon corporations by the laws of the State of Virginia. The purposes hereinabove enumerated are intended to be in furtherance of and not in limitation of the powers generally granted to corporations by the laws of the State of Virginia, and nothing herein contained is intended to limit the powers of this corporation to less than those powers granted generally under the law.

                               IV
          The capital stock of the Corporation shall consist of common stock of no par value. The maximum amount of capital stock of the Corporation is to be five thousand (5,000) shares of common stock of no par value, and the minimum amount of capital stock of the Corporation is to be five hundred (500) shares of common stock of no par value.
                                V
          The period for duration of the Corporation is
unlimited.
                               VI
          The names and residences of the Directors, who, unless sooner changed by the Stockholders, are for the first year to manage the affairs of the Corporation, are as follows:
          Name                          Residence
     John W. Hancock, Jr.               2801 Avenham Ave., S.W.,
                                        Roanoke,  Virginia

     Orran D. Oakey, Jr.                2425 Willow, Western Hills,
                                        R. D. 4,  Roanoke, Virginia

     Barton W. Morris                   2406 Wycliffe Avenue, S.W.,
                                        Roanoke,  Virginia

     A. Blair Antrim                    3105 Somerset Avenue, S.W.,
                                        Roanoke, Virginia

     Charles P. Lunsford                3015 Avenham Avenue, S.W.,
                                        Roanoke, Virginia

     S. Colston Snead, Jr.              701 Red Lane, Salem, Virginia

          The names, residences and offices of the officers, who,
unless sooner changed by the Stockholders, are for the first year to manage the affairs of the Corporation, are as follows:
     Name                Residence                       Office

John W. Hancock, Jr.     2801 Avenham Avenue, S.W.,     President
                         Roanoke, Va.                   and
                                                        Treasurer

Elizabeth B. Hancock     2801 Avenham Avenue, S.W.,     Secretary
                         Roanoke, Va.

                               VII
          The amount of real estate to which the holdings of the Corporation are at any time to be limited is fifty thousand
(50,000) acres.
          GIVEN under our hands and seals this ______ day of _________, 1955.

                              John W. Hancock, Jr.       (SEAL)
                              Orran D. Oakey, Jr.        (SEAL)
                              Barton W. Morris           (SEAL)

STATE OF VIRGINIA   )
                    )    To-wit:
CITY OF ROANOKE     )


          I, ____________________________________________, a
Notary Public in and for the City of Roanoke, State of Virginia, do hereby certify that JOHN W. HANCOCK, JR., ORRAN D. OAKEY, JR. and BARTON W. MORRIS, whose names are signed to the foregoing certificate of incorporation bearing date on the ______ day of April, 1955, have this day personally appeared before me in my City and State aforesaid and acknowledged the same.
          GIVEN under my hand this ______ day of April, 1955.

                              __________________________________
                                        Notary Public

My Commission expires:
_______________________




                      ARTICLES OF AMENDMENT

                  OF ARTICLES OF INCORPORATION

              OF ROANOKE ELECTRIC STEEL CORPORATION


     These Articles of Amendment are filed pursuant to the provisions of 13.1-58 of the Code of Virginia of 1950 as amended.

     (a)  The name of the corporation is ROANOKE ELECTRIC STEEL
          CORPORATION.

     (b) Article IV of the Articles of Incorporation is amended to read as follows:
          "The maximum capital stock of the corporation is to be One Hundred Thousand (100,000) shares of common stock of no par value."

     (c) On October 15, 1958, after proper notice, the proposed amendment was found in the best interests of the corporation and was adopted by the Board of Directors by a vote of six "for" and one absent and not voting. On December 15, 1958, notice was given to each stockholder of record entitled to vote in the manner provided in 13.1 Code of Virginia of 1950 as amended, accompanied by a copy of the proposed amendment, and such proposed amendment was adopted at a regular meeting of the stockholders held pursuant to such notice on January 19, 1959.

     (d) On the date of such meeting, 2720 shares were outstanding and entitled to vote on the proposed amendment.

     (e) On the date of such meeting, 2291 shares were voted in person or by proxy for such amendment, and no shares were voted in person or by proxy against such amendment.

     (f) Such amendment does not effect a change in the amount of stated capital of the corporation.

     (g) Such amendment does not effect a restatement of the Articles of Incorporation.

          WITNESS the signature of ROANOKE ELECTRIC STEEL
CORPORATION by John W. Hancock, Jr., its President, attested by
William M. Meador, its Secretary, with its corporate seal duly affixed, this ____________ day of January, 1959.

                         ROANOKE ELECTRIC STEEL CORPORATION

                         BY:       John W. Hancock, Jr.
                             John W. Hancock, Jr., President


ATTEST:

  William M. Meador
William M. Meador, Secretary

STATE OF VIRGINIA   )
                    )    To-wit:
CITY OF ROANOKE     )

          I, ________________________________________, a Notary
Public in and for the City of Roanoke, State of Virginia, do hereby certify that John W. Hancock, Jr., President, and William
M. Meador, Secretary, respectively, of the Roanoke Electric Steel Corporation, whose names are affixed to the foregoing Articles of Amendment bearing date on the ___________ day of January, 1959, have each this day personally appeared before me in my City and State aforesaid and acknowledged the same.
     GIVEN under my hand this __________ day of January, 1959:
                              __________________________________
                                        Notary Public
My Commission expires:
____________________

Admitted to record by State Corporation Commission, January 28, 1959.


                     ARTICLES OF AMENDMENT

                  TO ARTICLES OF INCORPORATION

              OF ROANOKE ELECTRIC STEEL CORPORATION

          Pursuant to Section 13.1 - 58, Code of Virginia, 1950, as amended, Roanoke Electric Steel Corporation executes Articles of Amendment to its Articles of Incorporation as follows:

     (a)  The name of the Corporation is ROANOKE ELECTRIC STEEL
CORPORATION.

     (b) The amendment so adopted amends Article IV of the Articles of Incorporation to read as follows:

               "The maximum capital stock of the Corporation is to be Six Hundred Thousand (600,000) shares of common stock of no par value."

     (c) The meeting of the Board of Directors at which the amendment was found to be in the best interests of the Corporation and directed to be submitted to a vote at a meeting of stockholders was held on the 6th day of December, 1960.
Notice was given to each stockholder of record entitled to vote on the 15th day of December, 1960, such notice being given more than twenty-five and less than fifty days before the date of the meeting and was given in the manner provided in this Act, and was accompanied by a copy of the proposed amendment; the date of the adoption of the amendment by the stockholders was the 16th day of January, 1961.

     (d) The number of shares outstanding and the number of shares entitled to vote on the amendment was 55,330 shares; all shares being common stock of no par value, there was no class entitled to vote thereon as a class.

     (e) The number of shares present in person or by proxy voted for the amendment was 50,925 shares and none against such amendment.

     (f) Such amendment does not effect a change in the amount of stated capital.

     (g) Such amendment does not effect a restatement of the Articles of Incorporation.

     Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 17th day of January, 1961.

                              ROANOKE ELECTRIC STEEL CORPORATION

                              BY      John W. Hancock, Jr.
                                           President

ATTEST:

 William M. Meador
   Secretary

STATE OF VIRGINIA   )
                    )  To-Wit:
CITY OF ROANOKE     )

          I, Elizabeth G. Dyer, a Notary Public in and for the City of Roanoke, State of Virginia, do hereby certify that John
W. Hancock, Jr., and William M. Meador, President and Secretary respectively of Roanoke Electric Steel Corporation, have this day personally appeared before me and executed the foregoing
Articles of Amendment, and made oath that the matters therein stated are true and correct.

          Given under my hand this 17th day of January, 1961. My commission expires January 5, 1962.

                                         Elizabeth G. Dyer
                                           Notary Public


                     ARTICLES OF AMENDMENT

                  TO ARTICLES OF INCORPORATION

              OF ROANOKE ELECTRIC STEEL CORPORATION


          Pursuant to Section 13.1 - 58, Code of Virginia, 1950, as amended, Roanoke Electric Steel Corporation executes Articles of Amendment to its Articles of Incorporation as follows:

     (a)  The name of the Corporation is ROANOKE ELECTRIC STEEL
CORPORATION.

     (b) The amendment so adopted amends Article IV of the Articles of Incorporation to read as follows:

               "The maximum capital stock of the Corporation is to be One Million (1,000,000) shares of common stock of no par value."

     (c) The meeting of the Board of Directors at which the amendment was found to be in the best interests of the Corporation and directed to be submitted to a vote at a meeting of stockholders was held on the 13th day of November, 1968. Notice was given to each stockholder of record entitled to vote on the 16th day of December, 1968, such notice being given more than twenty-five and less than fifty days before the date of the meeting and was given in the manner provided in this Act, and was accompanied by a copy of the proposed amendment; the date of the adoption of the amendment by the stockholders was the 20th day of January, 1969.

     (d) The number of shares outstanding and the number of shares entitled to vote on the amendment was 599,076 shares; all shares being common stock of no par value, there was no class entitled to vote thereon as a class.

     (e) The number of shares present in person or by proxy voted for the amendment was 512,678 shares and none against such amendment.

     (f) Such amendment does not effect a change in the amount of stated capital.

     (g) Such amendment does not effect a restatement of the Articles of Incorporation.

     Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 25th day of January, 1969.

                              ROANOKE ELECTRIC STEEL CORPORATION

                              By    William M. Meador
                                        President

ATTEST:

  Donald G. Smith
     Secretary

STATE OF VIRGINIA   )
                    )    To-Wit:
COUNTY OF ROANOKE   )

          I, Estelle S. DeWitt, a Notary Public in and for the County of Roanoke, State of Virginia, do hereby certify that William M. Meador, and Donald G. Smith, President and Secretary respectively of Roanoke Electric Steel Corporation, have this day personally appeared before me and executed the foregoing Articles of Amendment, and made oath that the matters therein stated are true and correct.

          Given under my hand this 25th day of January, 1969. My commission expires September 19, 1976.

                                     Estelle S. DeWitt
                                       Notary Public


                     ARTICLES OF AMENDMENT

                             TO THE

                    ARTICLES OF INCORPORATION

                               OF

               ROANOKE ELECTRIC STEEL CORPORATION


          Pursuant to Section 13.1-58 of the Code of Virginia, the Articles of Amendment to the Articles of Incorporation of Roanoke Electric Steel Corporation are hereby set forth as follows:

          (a)  The name of the corporation is ROANOKE ELECTRIC
STEEL CORPORATION.

          (b)  The amendment so adopted reads as follows:

          "Article IV of the Articles of Incorporation is amended by deleting existing Article IV and substituting in lieu thereof:

                           "Article IV

          "The aggregate number of shares which the corporation shall have authority to issue and the par value per share are as follows:

          Class               No. of Shares       Par Value Per Share
          Common                2,000,000              No Par"

          (c) The date of the meeting of the Board of Directors at which the amendment was found to be in the best interests of the corporation and directed to be submitted to a vote at a meeting of the stockholders was November 12, 1973. The date when notice was given to each stockholder of record entitled to vote was December 20, 1973. Such notice was given in the manner provided by the Virginia Stock Corporation Act and was accompanied by a copy of the proposed amendment. The date of the adoption of the amendment by the stockholders was January 21, 1974.

          (d) The number of shares outstanding is 763,228 shares, each share being entitled to vote on the amendment.

          (e) The number of shares voted for the amendment was 652,250 shares, and the number of shares voted against the amendment was 3,773 shares.

          Executed this 21st day of January, 1974, by Roanoke
Electric Steel Corporation, by its President and Secretary.

                         ROANOKE ELECTRIC STEEL CORPORATION

                         By       William M. Meador
                              William M. Meador, President

                                  Donald G. Smith
                              Donald G. Smith, Secretary


STATE OF VIRGINIA   )
                    )    To-Wit:
COUNTY OF ROANOKE   )

          I, Estelle S. DeWitt, a Notary Public in and for the County of Roanoke, State of Virginia, do hereby certify that William M. Meador, and Donald G. Smith, President and Secretary respectively of Roanoke Electric Steel Corporation, have this day personally appeared before me and executed the foregoing
Articles of Amendment, and made oath that the matters therein stated are true and correct.

          Given under my hand this ____________ day of ________________, 19___.

          My commission expires September 19, 1976.

                                 Estelle S. DeWitt
                                   Notary Public


                      ARTICLES OF AMENDMENT

                             TO THE

                    ARTICLES OF INCORPORATION

                               OF

               ROANOKE ELECTRIC STEEL CORPORATION


          Pursuant to Section 13.1-58 of the Code of Virginia, the Articles of Amendment to the Articles of Incorporation of Roanoke Electric Steel Corporation are hereby set forth as follows:

          (a)  The name of the corporation is ROANOKE ELECTRIC
STEEL CORPORATION.

          (b)  The amendment so adopted reads as follows:

          "Article IV of the Articles of incorporation is amended by deleting existing Article IV and substituting in lieu thereof:

                           "Article IV

          "The aggregate number of shares which the corporation shall have authority to issue and the par value per share are as follows:

          Class               No. of Shares       Par Value Per Share
          Common                4,000,000              No Par"

          (c) The date of the meeting of the Board of Directors at which the amendment was found to be in the best interests of the corporation and directed to be submitted to a vote at a meeting of the stockholders was November 20, 1979. The date when notice was given to each stockholder of record entitled to vote was December 21, 1979. Such notice was given in the manner provided by the Virginia Stock Corporation Act and was accompanied by a copy of the proposed amendment. The date of the adoption of the amendment by the stockholders was January 21, 1980.

          (d) The number of shares outstanding is 1,185,065 shares, each share being entitled to vote on the amendment.

          (e) The number of shares voted for the amendment was 1,037,578 shares, and the number of shares voted against the amendment was 8,349 shares.

          Executed this 25th day of January, 1980, by Roanoke
Electric Steel Corporation, by its President and Secretary.

                              ROANOKE ELECTRIC STEEL CORPORATION

                              By      William M. Meador
                                   William M. Meador, President

                                      Donald G. Smith
                                   Donald G. Smith, Secretary

STATE OF VIRGINIA   )
                    )    To-Wit
CITY OF ROANOKE     )

          I, C. William Sarver, Jr., a Notary Public in and for the City of Roanoke, State of Virginia, do hereby certify that William M. Meador, and Donald G. Smith, President and Secretary respectively of Roanoke Electric Steel Corporation, have this day personally appeared before me and executed the foregoing Articles of Amendment, and made oath that the matters therein stated are true and correct.

          Given under my hand this __________ day of ______________, 19___.

          My commission expires ________________________________.

                                        C. William Sarver, Jr.
                                            Notary Public



                    ARTICLES OF AMENDMENT

                             OF THE

                    ARTICLES OF INCORPORATION

                               OF

               ROANOKE ELECTRIC STEEL CORPORATION


     Pursuant to Section 13.1-710 of the Code of Virginia of 1950, as amended, the Articles of Incorporation of Roanoke Electric Steel
Corporation are hereby amended as follows:

     A.   The name of the Corporation is: Roanoke Electric Steel
Corporation.

     B. The Amendment of the Articles of Incorporation is as follows:

     Article IV of the Articles of Incorporation is amended by deleting existing Article IV and substituting in lieu thereof:

                           "ARTICLE IV
          The aggregate number of shares which the Corporation shall have authority to issue and the par value per share are as follows:

          Class          Number of Shares         Par Value Per Share

          Common            10,000,000                 No Par"

     C. The amendment was adopted by the shareholders of the Corporation at the annual meeting held January 20, 1986.

     D. The Amendment was proposed by the Board of Directors and submitted to the shareholders in accordance with the provisions of Chapter 9 of Title 13.1 of the Code of Virginia.
As of the record date for the annual meeting 2,369,832 shares of the Common Voting Stock of the Corporation were outstanding and entitled to vote. Of the total shares voted, 1,896,227 undisputed votes were cast in favor of the Amendment by the holders of Common Voting Stock, which number was sufficient for approval of the Amendment pursuant to Section 13.1-707 of the Code of Virginia of 1950, as amended.

     Executed this 27 day of January, 1986 on behalf of Roanoke
Electric Steel Corporation by its President and Secretary.

                              ROANOKE ELECTRIC STEEL CORPORATION

                              By:       Donald G. Smith
                                     Donald G. Smith, President

                              By:        Thomas J. Crawford
                                    Thomas J. Crawford, Secretary



                      ARTICLES OF AMENDMENT
                OF THE ARTICLES OF INCORPORATION
              OF ROANOKE ELECTRIC STEEL CORPORATION


     Pursuant to Section 13.1-710 of the Code of Virginia, the Articles of Amendment of the Articles of Incorporation of Roanoke
Electric Steel Corporation are hereby set forth as follows:

          (a)  The name of the Corporation is ROANOKE ELECTRIC
STEEL CORPORATION.

          (b) The amendment of the Articles of Incorporation is as follows:

               Article IV of the Articles of Incorporation, as amended, is amended by adding the following sentence:

               "No stockholder shall have any preemptive right to acquire unissued shares of the Corporation's capital stock when issued."

          (c) The amendment was adopted at the Annual Meeting of Shareholders held on January 19, 1987.

          (d) The amendment was proposed by the Board of Directors of the Corporation and submitted to the shareholders in accordance with the requirements of the Virginia Stock
Corporation Act.

          (e) At the meeting of the shareholders where the proposed amendment was voted upon, a quorum of the shareholders of the Corporation's Common Stock was present, in person or by proxy.

          (f) As of the record date for the Annual Meeting, there were 3,554,706 shares of Common stock of Roanoke Electric Steel Corporation issued and outstanding. 2,667,917 votes were cast "For" the amendment and 157,601 votes were withheld or cast "Against" the amendment. The number of votes cast "For" the amendment was sufficient for approval of the amendment by the shareholders.

          EXECUTED this 28th day of January, 1987, on behalf of Roanoke Electric Steel Corporation, by its President.

                              ROANOKE ELECTRIC STEEL CORPORATION

                              By       Donald G. Smith
                                   Donald G. Smith, President




                      ARTICLES OF AMENDMENT
                OF THE ARTICLES OF INCORPORATION
              OF ROANOKE ELECTRIC STEEL CORPORATION


     Pursuant to Section 13.1-710 of the Code of Virginia, the Articles of Amendment of the Articles of Incorporation of Roanoke
Electric Steel Corporation are hereby set forth as follows:

     A.   The name of the Corporation is Roanoke Electric Steel
Corporation.

     B. The Amendment of the Articles of Incorporation is as follows:

     Article IV of the Articles of Incorporation is amended by deleting existing Article IV and substituting in lieu thereof:

                               "IV

               The aggregate number of shares which the Corporation shall have authority to issue and the par value per share are as follows:

          Class           Number of Shares         Par Value Per Share

          Common          20,000,000               No Par"

     Article VI of the Articles of Incorporation is amended by deleting existing Article VI and substituting in lieu thereof:

                               "VI
          (a) The number of directors of the Corporation, not less than five nor more than eleven, shall be fixed by the Bylaws and, in the absence of a Bylaw fixing the number, shall be eleven. Upon the adoption of this Article VI, the directors shall be divided into three classes
          (A, B and C) as nearly equal in number as possible. The initial term of office for members of Class A shall expire at the annual meeting of shareholders in 1997; the initial term of office for members of Class B shall expire at the annual meeting of shareholders in 1998;
          and the initial term of office for members of Class C shall expire at the annual meeting of shareholders in 1999. At each annual meeting of shareholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election and shall continue to hold office until their respective successors are elected and qualify. In the event of any increase or decrease in the number of directors fixed by the Bylaws, any newly-created directorships and any decrease in directorships shall be so apportioned among the classes by the Board of Directors so as to make all classes as nearly equal in number as possible.

          (b) Newly-created directorships resulting from an increase in the number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled by the affirmative vote of a majority of the directors then
          in office, whether or not a quorum.   No decrease
          in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director may be removed from office only for a cause."


     C. The Amendment was adopted at the Annual Meeting of Shareholders held on February 20, 1996.

     D. The Amendment was proposed by the Board of Directors of the Corporation and submitted to the shareholders in accordance with the requirements of the Virginia Stock Corporation Act.

     E. The only voting group entitled to vote on the Amendment is the holders of the Corporation's common stock. As of December 12, 1995, the record date for the Annual Meeting, there were 8,076,897 shares of common stock of the Corporation issued and outstanding and entitled to vote. 7,258,843 votes were cast "for" the Amendment to Article IV, and 135,567 votes were withheld or cast "against" such Amendment. 5,391,480 votes were cast "for" the Amendment to Article VI, and 1,298,924 votes were withheld or cast against such Amendment. The number of votes cast "for" the Amendments to Article IV and Article VI, respectively, was sufficient for approval of the Amendment by shareholders.


          EXECUTED this 6 day of March, 1996, on behalf of Roanoke Electric Steel Corporation, by its President.

                         ROANOKE ELECTRIC STEEL CORPORATION


                         By:      Donald G. Smith
                               Donald G. Smith, President








                             BY-LAWS

                               OF

               ROANOKE ELECTRIC STEEL CORPORATION



                            ARTICLE I

                             Offices


          The principal office and place of business of the Corporation shall be in the County of Roanoke, State of Virginia, and the post office address of the Corporation shall be in the City of Roanoke, State of Virginia.


                           ARTICLE II
                          Stockholders

          Section 1 - Annual Meeting - The annual meeting of the
Stockholders of the Corporation shall be held on the third Monday in January of each year.

          Section 2 - Special Meetings - Special meetings of the Stockholders may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing by Stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote.

          Section 3 - Notice and Place of Meetings - The Secretary shall cause written notice of the time and place of the holding of each annual or special meeting to be mailed, at least ten (10) days prior to such meeting, to each Stockholder entitled to vote, to the post office address of record with the Corporation. Notice of special meetings of the Stockholders shall state the purpose or purposes of such meetings. Meetings shall be held at such place in the City or County of Roanoke as may be designated in the notice.

          Section 4 - Quorum - At any meeting of the
Stockholders, the holders of a majority of the shares of the capital stock of the Corporation, issued and outstanding and entitled to vote, present in person or represented by proxy, shall represent a quorum of the Stockholders for all purposes.
          If the holders of the amount of stock necessary to constitute a quorum shall fail to attend, in person or by proxy, at the time and place of meeting, the Chairman of the meeting may adjourn such meeting from time to time without notice, other than by announcement at the meeting, until holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting, at which a quorum be present, any business may be transacted which might have been transacted at the meeting as originally called.

          Section 5 - Organization - The President, and in his absence, the Vice-President, shall call all of the meetings of the Stockholders to order and shall act as Chairman of such meetings. In the absence of the President and Vice-President, the Board of Directors shall appoint any stockholder to act as Chairman of such meeting. The Secretary of the Corporation shall act as Secretary of all meetings of the Stockholders, and in the absence of the Secretary, the presiding officer may appoint any person to act in such capacity.

          Section 6 - Voting - At each meeting of the
Stockholders, every Stockholder shall be entitled to vote in person or by proxy appointed by an instrument in writing, subscribed by such Stockholder, or by his duly authorized attorney, and delivered to the Secretary at the meeting, and he shall have one vote for each share of stock entitled to vote and registered in his name at the time of taking the list of Stockholders for such meeting. No share of stock shall be voted at any election which shall have been transferred on the books of the Corporation within twenty (20) days next preceding such election. Upon the demand of any Stockholder, the vote upon any question before the meeting shall be by ballot.
          It shall be the duty of the Secretary to prepare, at least ten (10) days before every meeting, a complete list of the Stockholders entitled to vote, arranged in alphabetical order and indicating the number of shares held by each. Such list shall be open for inspection by any Stockholder at the principal place of business of the Corporation during business hours for the ten
(10) days preceding the meeting.

          Section 7 - Inspectors - At each meeting of the Stockholders, one (1) or more inspectors of election may be appointed by the presiding officer. It shall be the duty of the inspectors of election to count and certify to the Secretary the results of all votes at such meeting. In the absence of the appointment of such inspector or inspectors, the Secretary shall perform such duties.

          Section 8 - Order of Business - At meetings of the
Stockholders, the order of business shall be:

          (1)  Calling of roll.

          (2) Proof of due notice of meeting or of waiver of notice.

          (3)  Reading and disposal of unapproved minutes.

          (4)  Reports of officers and committees.

          (5)  Election of Directors.

          (6)  Unfinished business.

          (7)  New business.

          (8)  Adjournment.

                           ARTICLE III

                       Board of Directors

          Section 1 - Number and Term of Office - The business and property of the Corporation shall be managed and controlled by a Board of not less than five, nor more than nine Directors. The Directors shall be elected by ballot, by a majority of the Stockholders present and voting in person or by proxy, at each annual meeting of the Stockholders, and shall be elected to serve for a term of one (l) year and until their successors shall be elected and shall qualify.

          Section 2 - Vacancies - In case of any vacancy in the Board of Directors through death, resignation, disqualification or other cause, the remaining Directors, by an affirmative vote of the majority thereof, may elect a successor to hold office for the unexpired portion of the term.

          Section 3 - Annual Meetings - The annual meeting of the
Board of Directors of the Corporation shall be held on the second
Tuesday following the annual meeting of the Stockholders of the Corporation.

          Section 4 - Special Meetings - Special meetings of the
Board of Directors shall be held whenever called by the direction of its Chairman or the President, or by one-third in number of the Directors then in office.

          Section 5 - Time, Place and Notice of Meetings - The Secretary shall cause written notice of the time and place of the holding of each annual or special meeting to be mailed, at least ten (10) days prior to the date of such meeting, to each Director to the post office address of record with the Corporation.

          Section 6 - Quorum - A majority of the Board of
Directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board, there be less than a quorum present, a majority of those present shall adjourn the meeting from time to time.

          Section 7 - Election and Salaries of Officers - The
Directors shall elect the officers of the Corporation and fix their salaries.

          Section 8 - Order of Business - At meetings of the
Board of Directors, the order of business shall be:

          (1)  Calling of roll.

          (2) Proof of due notice of meeting or of waiver of notice.

          (3)  Reading and disposal of any unapproved minutes.

          (4)  Reports of officers and committees.

          (5)  Election of officers.

          (6)  Unfinished business.

          (7)  New business.

          (8)  Adjournment.

                           ARTICLE IV

          Section 1 - Officers - The officers of the Corporation shall be a Chairman of the Board of Directors, a President, a Vice-President, a Secretary and a Treasurer. Any two or more of such offices, other than those of President and Secretary, may be held by one person. The Board of Directors may, in its discretion, elect more than one Vice-President, and an Assistant Secretary and Assistant Treasurer. The officers shall be elected at each annual meeting of the Board of Directors and shall be elected to serve for a term of one (1) year or until removed by a majority vote of the entire Board of Directors.

          Section 2 - Powers and Duties of Officers

          (a) The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors.

          (b) President - The President shall be elected from the Board of Directors and shall preside at all meetings of the Stockholders, and, in the absence of the Chairman of the Board of Directors, at all meetings of the Directors. He shall have power to sign certificates of stock, to sign and execute all contracts, deeds, leases and other documents, and to sign checks, drafts, notes and orders for the payment of money, and to appoint, discharge and fix the salaries of agents and employees. He shall have general and active management of the business of the Corporation and shall perform all of the duties incident to the office of President.

          (c)  Vice-President - The Vice-President, or
     Vice-Presidents, shall have such powers and perform such duties as may be delegated to him or them by the Board of Directors. In the absence or disability of the President, the senior Vice-President may perform the duties and exercise the powers of the President.

          (d) Treasurer and Assistant Treasurer - The Treasurer shall have custody of all funds and securities of the Corporation and shall keep a full and accurate account of all monies received and paid by him on account of the Corporation. He shall have power to sign all checks, drafts, notes and orders for the payment of money and shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors. The Assistant Treasurer shall have such powers and duties as may be delegated to him by the Board of Directors and, in the absence or disability of the Treasurer, may perform the duties and exercise the powers of the Treasurer.

          (e) Secretary and Assistant Secretary - The Secretary shall keep the minutes of all meetings of the Board of Directors and Stockholders, and shall give and serve all notices. The Secretary shall attest and countersign all contracts, deeds, leases and other documents where necessary, and shall have charge and custody of the seal, and of the stock certificate books, transfer books and stock ledgers of the Corporation, and shall, in general, perform all duties usually incident to the office of Secretary. The Assistant Secretary shall have such powers and duties as may be delegated to him by the Board of Directors and, in the absence or disability of the Secretary, may perform the duties and exercise the powers of the Secretary.

                            ARTICLE V

                Capital Stock, Dividends and Seal

          Section 1 - Certificates of Shares - The certificates for the shares of the capital stock of the Corporation shall be in such form as may be approved by the Board of Directors. The certificates shall be signed by the President and the Secretary or Treasurer of the Corporation and shall be consecutively numbered. The name of the person owning the shares represented by each certificate, with the number of such shares and the date
of issue, shall be entered on the Corporation's books.   The
Corporation may treat the holder of record of any share or shares of stock as the holder-in-fact thereof, and shall not be bound to recognize any claim to or interest in any such share on the part of any other person.

          Section 2 - Transfer of Shares - Shares of the capital stock of the Corporation shall be transferable by the holder thereof in person, or by his duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares properly endorsed.

          Section 3 - Regulations - The Board of Directors shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration of certificates for the shares of stock of the Corporation.

          Section 4 - Dividends - The Board of Directors may declare dividends from the surplus of the Corporation or from the net profits from the operation of its business at such times and in such amounts as the Board, in its sole discretion, may determine. Before the payment of any dividend or the distribution of any profits, there may be set aside out of the surplus or net profits arising out of the operation of the business of the Corporation, such sum or sums as the Directors from time to time think proper, either as working capital, a reserve fund to meet contingencies, for the repair and maintenance of the property of the Corporation, or for such other purposes as the Directors shall think conducive to the interests of the Corporation.

          Section 5 - Corporate Seal - The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal" and "Virginia".

          Section 6 - Fiscal Year and Financial Statements - The fiscal year of the Corporation shall begin on the first day of November and terminate on the 31st day of October in each year. The Board of Directors shall publish and submit to the Stockholders, along with the notice of the time and place of the annual meeting, an operating statement of the Corporation for the preceding fiscal year and a consolidated balance sheet showing the assets and liabilities of the Corporation at the end of the preceding fiscal year.

                           ARTICLE VI

                      Amendment of By-Laws

     The By-Laws of the Corporation may be amended at any annual or special meeting of the Corporation by a vote of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote, present in person or represented by proxy.

                                   John W. Hancock, Jr.
                                        President

ATTEST:

  Elizabeth B. Hancock
     Secretary


                        WAIVER OF NOTICE

We, the undersigned, being all of the members of the Board of Directors of Roanoke Electric Steel Corporation, hereby waive notice of the first meeting of the Board of Directors to be held at the offices of Roanoke Iron and Bridge Works in the City of Roanoke, Virginia at 4 p.m. o'clock on the 27th day of April, 1955, and consent to the transaction of all business that may properly come before such meeting.
     DATED at Roanoke, Virginia this 27th day of April, 1955.

John W. Hancock, Jr.
O.D. Oakey, Jr.
S. Colston Snead, Jr.
B.W. Morris
Charles P. Lunsford
A. Blair Antrim
John M. Donalson


                     ARTICLES OF AMENDMENT
                           TO BY-LAWS
              OF ROANOKE ELECTRIC STEEL CORPORATION

     Pursuant to Section 13.1 - 3(n), Code of Virginia, 1950, as amended, Roanoke Electric Steel Corporation executes Articles of
Amendment to its By-Laws as follows:

     (a)  The name of the Corporation is ROANOKE ELECTRIC STEEL
CORPORATION.

     (b) The amendment so adopted amends Article VI of the By-Laws to read as follows:
               "The Corporation shall indemnify each director and officer of the Corporation, his heirs, executors, administrators and personal representatives, against any and all liabilities, judgments, fines, penalties and claims (including amounts paid in settlement) imposed upon or asserted against him by reason of his being or having been an officer or director of the Corporation or of any other corporation in which he served or serves as a director or officer pursuant to the written request of the Corporation (whether or not he continues to be an officer or director at the time of such imposition or assertion), and against all expenses (including counsel fees) reasonably incurred by him in connection therewith, except in respect of matters as to which he shall have been finally adjudged to be liable by reason of having been guilty of negligence or misconduct in the performance of his duty as such director or officer. In the event of any other judgment against such officer or director or in the event of a settlement, the indemnification shall be made only if the Corporation shall be advised (a) by the Board of Directors, in case none of the persons involved shall then be a director of the Corporation, or (b) by independent counsel appointed by the Board of Directors, in case any of the persons involved shall then be a director of the Corporation, that in its or his opinion, as the case may be, such director or officer was not guilty of negligence or misconduct in the performance of his duty, and, in the event of a settlement, that such settlement was, or, if still to be made, would be, in the best interests of the Corporation. If the determination is to be made by the Board of Directors, it may rely, as to all questions of law, upon the advice of independent counsel. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law or otherwise."

     (c) The meeting of the Board of Directors at which the amendment was found to be in the best interests of the Corporation and directed to be submitted to a vote at a meeting of stockholders was held on the 18th day of October, 1967.
Notice was given to each stockholder of record entitled to vote on the 15th day of December, 1967, such notice being given more than twenty-five and less than fifty days before the date of the meeting and was given in the manner provided in this Act, and was accompanied by a copy of the proposed amendment; the date of the adoption of the amendment by the stockholders was the 15th day of January, 1968.

     (d) The number of shares outstanding and the number of shares entitled to vote on the amendment was 560,000 shares; all shares being common stock of no par value, there was no class entitled to vote thereon as a class.

     (e) The number of shares present in person or by proxy voted for the amendment was 441,265 shares and none against such amendment.

     (f) Such amendment does not effect a change in the amount of stated capital.

     (g) Such amendment does not effect a restatement of the Articles of Incorporation.

     Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 20th day of January, 1968.

                         ROANOKE ELECTRIC STEEL CORPORATION

                         BY    William M. Meador
                                   President

ATTEST:

  Donald G. Smith
     Secretary

STATE OF VIRGINIA   )
                    )    To-Wit:
COUNTY OF ROANOKE   )


     I, Paul D. Sturgill, a Notary Public in and for the County of Roanoke, State of Virginia, do hereby certify that William M. Meador, and Donald G. Smith, President and Secretary respectively of Roanoke Electric Steel Corporation, have this day personally appeared before me and executed the foregoing Articles of Amendment, and made oath that the matters therein stated are true and correct.
     Given under my hand this 20th day of January, 1968. My commission expires April 4, 1968.

                                      Paul D. Sturgill
                                        Notary Public



                      ARTICLES OF AMENDMENT

                           TO BY-LAWS

              OF ROANOKE ELECTRIC STEEL CORPORATION


          Pursuant to Section 13.1 - 24, Code of Virginia, 1950, as amended, Roanoke Electric Steel Corporation executes Articles of Amendment to its By-Laws as follows:

     (a)  The name of the Corporation is ROANOKE ELECTRIC STEEL
CORPORATION.

     (b) The amendment so adopted adds a new by-law, which would be new Article VII, to read as follows:
               "The power to alter, amend or repeal the By-laws or adopt new by-laws shall be vested in the Board of Directors. But by-laws made by the Board of Directors may be repealed or changed, and new by-laws made, by the stockholders and the stockholders may prescribe that any by-law made by them shall not be altered, amended or repealed by the Directors."

     (c) The meeting of the Board of Directors at which the amendment was found to be in the best interests of the Corporation and directed to be submitted to a vote at a meeting of stockholders was held on the 18th day of October, 1967.
Notice was given to each stockholder of record entitled to vote on the 15th day of December, 1967, such notice being given more than twenty-five and less than fifty days before the date of the meeting and was given in the manner provided in this Act, and was accompanied by a copy of the proposed amendment; the date of the adoption of the amendment by the stockholders was the 15th day of January, 1968.

     (d) The number of shares outstanding and the number of shares entitled to vote on the amendment was 560,000 shares; all shares being common stock of no par value, there was no class entitled to vote thereon as a class.

     (e) The number of shares present in person or by proxy voted for the amendment was 441,265 shares and none against such amendment.

     (f) Such amendment does not effect a change in the amount of stated capital.

     (g) Such amendment does not effect a restatement of the Articles of Incorporation.

     Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 20th day of January, 1968.

                              ROANOKE ELECTRIC STEEL CORPORATION


                              BY     William M. Meador
                                        President

ATTEST:

   Donald G. Smith
     Secretary


STATE OF VIRGINIA   )
                    )    To-Wit:
COUNTY OF ROANOKE   )

     I, Paul D. Sturgill, a Notary Public in and for the County of Roanoke, State of Virginia, do hereby certify that William M.Meador, and Donald G. Smith, President and Secretary respectively of Roanoke Electric Steel Corporation, have this day personally appeared before me and executed the foregoing Articles of Amendment, and made oath that the matters therein stated are true and correct.
     Given under my hand this 20th day of January, 1968. My commission expires April 4, 1968.

                                        Paul D. Sturgill
                                          Notary Public



                      ARTICLES OF AMENDMENT

                           TO BY-LAWS

              OF ROANOKE ELECTRIC STEEL CORPORATION


          Pursuant to Section 13.1-24 of the Code of Virginia and
Article VII of the By-Laws of Roanoke Electric Steel
Corporation, The Board of Directors of Roanoke Electric Steel
Corporation hereby amends the By-Laws of the Corporation as follows:

          (a)  Section 2 of Article V is amended by inserting
"(subject to such restrictions as may be placed upon the transfer of shares under the terms of the following section)" between "transferable" and "by".

          (b) Section 3 of Article V is amended by adding to the end of such section the following sentence: "The Board of Directors may place such restrictions upon the transferability of all or part of the shares of the capital stock of the Corporation as may be necessary in the opinion of the Board to insure that any issue of stock by the Corporation will comply with applicable federal and state securities laws and with the terms of any agreement of merger or other corporate reorganization duly approved by the Board."

          (c) The meeting of the Board of Directors at which the amendment was found to be in the best interest of the Corporation was held on the 19th day of August, 1975.

          Witness the signature of Roanoke Electric Steel
Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 19th day of August, 1975.
                              ROANOKE ELECTRIC STEEL CORPORATION

                              By     William M. Meador
                                        President
ATTEST:

   Donald G. Smith
     Secretary




                      ARTICLES OF AMENDMENT

                           TO BY-LAWS

              OF ROANOKE ELECTRIC STEEL CORPORATION

          Pursuant to Section 13.1-24 of the Code of Virginia and
Article VII of the By-Laws of Roanoke Electric Steel
Corporation, the Board of Directors of Roanoke Electric Steel
Corporation executes Articles of Amendment to its By-Laws as follows:

          (a)  The name of the Corporation is ROANOKE ELECTRIC
STEEL CORPORATION.

          (b)  The amendment so adopted amends Section 1 of
Article III to read as follows:

          "The business and property of the Corporation shall be managed and controlled by a Board of not less than five, nor more than ten Directors. The Directors shall be elected by ballot, by a majority of the Stockholders present and voting in person or by proxy, at each annual meeting of the Stockholders, and shall be elected to serve for a term of one (1) year and until their successors shall be elected and shall qualify."

          (c) The meeting of the Board of Directors at which the amendment was found to be in the best interest of the Corporation was held on the 16th day of September, 1975.

          Witness the signature of Roanoke Electric Steel
Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 16th day of September, 1975.

                              ROANOKE ELECTRIC STEEL CORPORATION

                              By     William M. Meador
                                        President

ATTEST:

   Donald G. Smith
     Secretary



                      ARTICLES OF AMENDMENT

                           TO BY-LAWS

              OF ROANOKE ELECTRIC STEEL CORPORATION


          Pursuant to Section 13.1-24 of the Code of Virginia and
Article VII of the By-Laws of Roanoke Electric Steel
Corporation, the Board of Directors of Roanoke Electric Steel
Corporation executes Articles of Amendment to its By-Laws as follows:

          (a)  The name of the Corporation is ROANOKE ELECTRIC
STEEL CORPORATION.

          (b)  The amendment so adopted amends Section 1 of
Article III to read as follows:

          "The business and property of the Corporation shall be managed and controlled by a Board of not less than five, nor more than eleven Directors. The Directors shall be elected by ballot, by a majority of the Stockholders present and voting in person or by proxy, at each annual meeting of the Stockholders, and shall be elected to serve for a term of one (1) year and until their successors shall be elected and shall qualify."

          (c) The meeting of the Board of Directors at which the amendment was found to be in the best interest of the Corporation was held on the 17th day of April 1984.

          Witness the signature of Roanoke Electric Steel
Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 17th day of April
1984.

                              ROANOKE ELECTRIC STEEL CORPORATION

                              By     William M. Meador
                                        President

ATTEST:

   Donald G. Smith
     Secretary



               ARTICLES OF AMENDMENT TO BYLAWS OF
               ROANOKE ELECTRIC STEEL CORPORATION


     Pursuant to Section 13.1-24 of the Code of Virginia and
Article VII of the Bylaws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation hereby executes and approves these Articles of Amendment to its Bylaws as follows:

     (a) Article III, "Board of Directors", is hereby amended by the addition of Section 9 as follows:

          Section 9 - Executive Committee and Other Committees

          The Board of Directors of the Corporation, by resolution adopted by a majority of the Directors in office, may designate an Executive Committee and/or such other committees as from time to time shall be deemed necessary and appropriate. The
          Executive Committee shall be composed of two or more Directors of the Corporation, appointed by the Board of Directors, and, to the extent provided in such resolution, shall have and exercise all of the authority of the Board of Directors except to approve an amendment of the Articles of Incorporation, a plan of merger or consolidation, a plan of exchange under which the Corporation would be acquired, the sale, lease or exchange, or the mortgage or pledge of for a consideration other than money, of all or substantially all of the property and assets of the Corporation otherwise than in the ordinary and regular course of business, the voluntary dissolution of the Corporation, or revocation of voluntary dissolution proceedings. Other committees consisting of two or more Directors, appointed by the Board of Directors, may be designated by resolution adopted by a majority of the Directors present at a meeting at which a quorum is present. Upon designation of any committee, including the Executive
          Committee, the Board of Directors shall
          appoint a chairman thereof.

     (b) A meeting of the Board of Directors at which this Amendment was found to be in the best interest of the Corporation was held January 29, 1985. A majority of the Board of Directors then in office voted in favor of the Amendment.

     WITNESS the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary of, this 29th day of January, 1985.




                              ROANOKE ELECTRIC STEEL CORPORATION

                              By           Donald G. Smith



Attest: Thomas J. Crawford
        Secretary




               ARTICLES OF AMENDMENT TO BYLAWS OF
               ROANOKE ELECTRIC STEEL CORPORATION


     Pursuant to Section 13.1-714 of the Code of Virginia, 1950, as amended, and Article VII of the Bylaws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation hereby executes and approves these Articles of Amendment to its Bylaws as follows:

     (a) Article IV, Section 1 is hereby amended to read as follows:
               Section 1 - Officers - The officers of the
          Corporation shall be a Chairman of the Board of Directors, a President, a Vice President, an Assistant Vice President, a Secretary and a Treasurer. The Board of Directors may, in its discretion, elect more than one Vice President, more than one Assistant Vice President, and an Assistant Secretary and Assistant Treasurer. The same individual may simultaneously hold more than one office in the Corporation. The officers shall be elected at each annual meeting of the Board of Directors for a term of one (1) year or until removed by a majority vote of the entire Board of Directors.

     (b) Article IV, Section 2 (c) is hereby amended to read as follows:
          (c) Vice President and Assistant Vice President - The Vice President(s) and Assistant Vice President(s) shall have the powers and perform such duties as may be delegated to him or them by the Board of Directors. In the absence or disability of the President, the senior Vice President may perform the duties and exercise the powers of the President.

     (c) The meeting of the Board of Directors at which these Amendments were found to be in the best interest of the Corporation was held October 18, 1988. The majority of the Board of Directors then in office voted in favor of the Amendments.
The Amendments were ratified by a majority of the Board of Directors at its meeting on November 15, 1988.

     WITNESS the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by  the Secretary thereof, this 15th day of November, 1988.

                              ROANOKE ELECTRIC STEEL CORPORATION

                              By   Donald G. Smith
                                      President


ATTEST:

   Thomas J. Crawford
     Secretary




                ARTICLES OF AMENDMENT TO BYLAWS
                               OF
               ROANOKE ELECTRIC STEEL CORPORATION



     Pursuant to Section 13.1-714 of the Code of Virginia, 1950, as amended, and Article VII of the Bylaws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation hereby executes and approves these Articles of Amendment to its Bylaws as follows:

     (a) Section 1 of Article IV of the Bylaws is hereby amended in its entirety to read as follows:

          "Section 1 - Officers - The officers of the
          Corporation shall be a Chairman of the Board of Directors, a President, a Vice President, an Assistant Vice President, a Secretary and a Treasurer and such other officers as the Board may by resolution appoint. The same individual may simultaneously hold more than one office in the Corporation.
          The Board of Directors may, in its
          discretion, elect more than one Vice
          President, more than one Assistant Vice
          President, and an Assistant Secretary and Assistant Treasurer. The officers shall be elected at each annual meeting of the Board of Directors and shall be elected to serve for a term of one (1) year or until removed by a majority vote of the entire Board of Directors."

     (b) The meeting of the Board of Directors at which this Amendment was found to be in the best interests of the Corporation was held on November 16, 1993. The majority of the members of the Board of Directors then in office voted in favor of the Amendment.

     WITNESS the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 16th day of November, 1993.

                              ROANOKE ELECTRIC STEEL CORPORATION

                              By:    Donald G. Smith
                                        President

ATTEST:

   Thomas J. Crawford
     Secretary




                    ARTICLES OF AMENDMENT

                           TO BY-LAWS

              OF ROANOKE ELECTRIC STEEL CORPORATION


     Pursuant to Section 13.1-714 of the Code of Virginia and
Article VII of the By-Laws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation executes Articles of Amendment to its By-Laws as follows:

          (a)  The name of the Corporation is Roanoke Electric
Steel Corporation.

          (b)  The amendment so adopted (the "Amendment") amends
Section 1 of Article II to read as follows:

               "Section 1 - Annual Meeting - The annual meeting of the Stockholders of the Corporation shall be held on the third
Tuesday in February of each year, or on such other date as the Board of Directors may determine."

          (c) The Amendment also amends Section 3 of Article III to read as follows:

               "Section 3 - Annual Meeting - The annual meeting of the Board of Directors of the Corporation shall be held immediately following the annual meeting of Stockholders, or at such other time as the Board of Directors may determine."

          (d) The meeting of the Board of Directors at which the Amendment was found to be in the best interest of the Corporation was held on the 19th day of September, 1995.

     Witness the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 19th day of September, 1995.

                              ROANOKE ELECTRIC STEEL CORPORATION


                              By     Donald G. Smith
                                        President

ATTEST:


   Thomas J. Crawford
     Secretary




                      ARTICLES OF AMENDMENT

                           TO BY-LAWS

              OF ROANOKE ELECTRIC STEEL CORPORATION


     Pursuant to Section 13.1-714 of the Code of Virginia and
Article VII of the By-Laws of Roanoke Electric Steel Corporation, the Board of Directors of Roanoke Electric Steel Corporation executes Articles of Amendment to its Bylaws as follows:

          A.   The name of the Corporation is Roanoke Electric
Steel Corporation.

          B.   The Amendment so adopted (the "Amendment") amends
Section 1 of Article III to read as follows:

               "Section 1 - Number and Term of Office. The number of directors of the Corporation shall be nine. The directors shall be divided into three classes (A, B and C) as nearly equal in number as possible. The initial term of office for members of Class A shall expire at the annual meeting of stockholders in 1997; the initial term of office for members of Class B shall expire at the annual meeting of stockholders in 1998; and the initial term of office for members of Class C shall expire at the annual meeting of stockholders in 1999.
          At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire after their election and shall continue to hold office until their respective successors are elected and qualify."

          C. The Amendment also amends Section 2 of Article III to read as follows:

               "Section 2 - Vacancies. Newly-created directorships resulting from an increase in the number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled by the affirmative vote of a majority of the directors then in office, whether or not a quorum. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director may be removed from office only for cause."

          D. The meeting of the Board of Directors at which the Amendment was found to be in the best interest of the Corporation was held on the 15 day of October, 1996.


     WITNESS the signature of Roanoke Electric Steel Corporation, by its President, with the corporate seal affixed and attested by the Secretary thereof, this 15 day of October, 1996.

                         ROANOKE ELECTRIC STEEL CORPORATION

                         By    Donald G. Smith
                                  President



Attest:

Thomas J. Crawford
Secretary